                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              2002 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT

                    [BLUE RIVER BANCSHARES INCORPORATED LOGO]

[BLUE RIVER BANCSHARES INCORPORATED LOGO]




                                                                   April 7, 2002




Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 7, 2002. At the meeting, we will review our performance for fiscal year 2001.

     A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2001 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on May 7th.


                                        Sincerely,

                                        /s/ Steven R. Abel
                                        --------------------------
                                        Steven R. Abel
                                        Chairman and CEO

[BLUE RIVER BANCSHARES INCORPORATED  LOGO]



                               NOTICE OF THE 2002
                         ANNUAL MEETING OF SHAREHOLDERS



                                                                   April 7, 2002



     The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 7, 2002, at 11:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, to consider and take action on the following matters:

     1.   Election of two directors to serve a three-year term expiring in 2005,

     2.   Approval of 2002 Key Employees' Stock Option Plan,

     3. Ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for fiscal year 2002 and

     4. Transaction of any other business that is properly raised at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" THE THREE
PROPOSALS.





Shelbyville, Indiana                       /s/ D. Warren Robison
                                           ---------------------------
                                           D. Warren Robison
                                           Secretary

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ANNUAL MEETING INFORMATION....................................................1
   Why did I receive this proxy statement?....................................1
   Who will solicit the proxies and who is paying for them?...................1
   What will occur at the annual meeting?.....................................1
   How many votes are necessary to elect the nominees for director?...........2
   What if a nominee is unwilling or unable to stand for election?............2
   How many votes are necessary to approve the other matters?.................3
   If my shares are held in...................................................3
   Who will count the votes?..................................................3
   How do I vote if I'm not planning to attend the annual meeting?............3
   What if I want to change my vote?..........................................3
   How do I raise an issue for discussion at the annual meeting?..............3
   Where can I find the voting results of the meeting?........................4

PROPOSAL ONE -- ELECTION OF DIRECTORS.........................................4

PROPOSAL TWO -- APPROVAL OF 2002 KEY EMPLOYEES' STOCK OPTION PLAN.............5

PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED
   PUBLIC ACCOUNTANTS.........................................................8

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION.......................9
   DIRECTORS OF THE COMPANY...................................................9
       Who is on our Board of Directors?......................................9
       How is our Board of Directors Paid?...................................12
   EXECUTIVE OFFICERS OF THE COMPANY.........................................13
       Who are our Executive Officers?.......................................13
       How are our Executive Officers Paid?..................................13
   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............17
       Who determines how much the executive officers are paid?..............17
       What are our goals, policies, and objectives?.........................18
   REPORT OF THE AUDIT COMMITTEE.............................................19
       Why are we receiving this report?.....................................19
       Who are the members of the Audit Committee?...........................19
       Has the Audit Committee reviewed the Company financial statements?....19
       What are the auditor fees for 2001?...................................19
   SECURITIES OWNERSHIP OF MANAGEMENT........................................20
       How much stock do our Executive Officers and Directors own?...........20
   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.........................21

GLOSSARY.....................................................................22

APPENDIX A - 2002 KEY EMPLOYEES' STOCK OPTION PLAN OF
     BLUE RIVER BANCHARES, INC...............................................23

                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 7, 2002, beginning at 11:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 7, 2002.

     As of the close of business on March 15, 2002, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 1,549,913 shares of common stock issued and outstanding.

WHY DID I RECEIVE THIS PROXY STATEMENT?

     On April 7, 2002, we began mailing this proxy statement to everyone who was a shareholder as of March 15, 2002. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

     More importantly, this proxy statement

          - includes detailed information about the matters that will be discussed and voted on at the meeting, and
          - provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

     The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

          -    is present in person, or
          - is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

     If there are enough shareholders present at the meeting, then we will vote on

          - a proposal to elect Peter G. DePrez and Lawrence T. Toombs as members of our Board of Directors,
          - a proposal to approve the 2002 Key Employees' Stock Option Plan, and
          - a proposal to ratify our Board of Directors' selection of Deloitte & Touche LLP as our independent auditors for 2002.

     On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

     Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

     After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

     The members of the Board of Directors recommend that you vote FOR each of the proposals.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

     The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

     Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

          - the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or
          - the Board of Directors may, during the meeting, nominate another person for director.

     Your vote is completely confidential.

     It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

     The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

WHO WILL COUNT THE VOTES?

     Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

          -    FOR the persons nominated for election as directors,
          -    FOR the 2002 Key Employees' Stock Option Plan, and
          - FOR ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for 2002.

WHAT IF I WANT TO CHANGE MY VOTE?

     You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

          - write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,
          -    submit another properly signed proxy with a more recent date, or
          -    vote in person at the meeting.

HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than November 30, 2002. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2003 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

     If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2002.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

     Two directors will be elected at the annual meeting. Directors will serve a three-year term until the 2005 annual meeting or until their earlier resignation or removal.

     This year's nominees for election to the Board of Directors are as follows:


                            ------------------------

                                 Peter G. DePrez
                               Director since 1999
                                     Age 54

                            ------------------------




     PETER G. DEPREZ (Director). Mr. DePrez practices general law with Brown, Linder & DePrez, P.A., Shelbyville, Indiana. Mr. DePrez received his undergraduate education at Trinity college in Hartford, Connecticut and his J.D. degree from Indiana University in 1973. Mr. DePrez served as the Shelby County Deputy Prosecuting Attorney from 1974 to 1977. He practiced law with the firm of Robison, DePrez, Lux & Schooley P.A. from 1973 to 1988.

     Mr. DePrez is also active in the business and service communities of Shelbyville and Shelby County. He is a member of the Shelby County Development Corporation, Shelby Industries, Inc., Shelby Industrial Development, Inc. and Blue River Development Corporation

     Mr. DePrez also served as a member of the Board of Directors of Farmers National Bank of Shelbyville from 1976 until its subsequent merger with Merchants National Bank and Trust Company. Thereafter, he served as an advisory board member for Merchants National Bank and its successor National City Bank of Indiana until 1998.

     Mr. DePrez is a member of the Shelby County Bar Association (where he served as President for 1984 and 1985). He is also a member of the Indiana Bar Association, the American Bar Association, the Indiana Trial Lawyer Association and the Association of Trial Lawyers of America.

                            ------------------------

                               Lawrence T. Toombs
                               Director since 2000
                                     Age 57

                            ------------------------


     Mr. Toombs was President of Pyramid Business Group LLC, and Pyramid Business Consultants(TM)LLC, which specialized in financial institution control systems, outsourcing of control functions, planning administration and strategic plan administration. In his seven years as a bank consultant, Mr. Toombs specialized in loan administration and loan review, audit programs, risk analyses and compliance system development for banks and credit unions ranging in size from $25 million to $3 billion in assets. Prior to forming Pyramid, Mr. Toombs was Executive Manager in the consulting practice of a major mid-west CPA firm where he developed specific administrative control consulting services for financial institutions.

     Mr. Toombs was formerly an Assistant General Auditor of National City Corporation of Indiana. Prior to its acquisition by National City, Mr. Toombs was Director of the Administrative Control Division for Merchants National Corporation, Indianapolis. He directed all the activities for the Internal Audit, Loan Review and Compliance Administration Departments for all domestic and overseas operations.

     Mr. Toombs served on, or was Chairman of Merchants National Corporation's Risk Oversight Committee, Corporate Compliance Committee, IRS Committee, and BSA Committee. He further served on the Military Banking Management Committee and Military Banking Operations Oversight Committee that managed over 200 branch banks and three operations centers in Germany, the United Kingdom and the Far East.

     Mr. Toombs received his B.S. and M.B.A. degrees from the University of Indianapolis. He is also a graduate of the Financial Executive Program at the University of Michigan Graduate School of Business. He has previously served on the adjunct faculty at the University of Indianapolis

     Our Board of Directors recommends that you vote FOR Mr. DePrez and Mr. Toombs.

PROPOSAL TWO -- APPROVAL OF 2002 KEY EMPLOYEES' STOCK OPTION PLAN

     On March 26, 2002, the Board of Directors of the Company adopted, subject to shareholder approval, the 2002 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "2002 Key Employees' Stock Plan"). The primary purpose of the plan is to attract and retain key employees. The 2002 Key Employees' Stock Plan does not increase the number of shares of common stock reserved for issuance under the 2000 Employees' Stock Option Plan. A total of 103,000 shares of common stock have been reserved for issuance under the 2002 Key Employees' Stock Plan. This number is to be reduced by the shares of common stock subject to options granted under the 2000 Employees' Stock Option Plan and the 1997 Employees' Stock Option Plan. As of the present date, no awards have been granted pursuant to the 2002 Key Employees' Stock Plan.

     Another important feature of the 2002 Key Employees' Stock Plan is that it allows the Compensation Committee to price options granted to key personnel at fair market value. The Compensation Committee is required under the 2000 Employees' Stock Option to price options granted to key personnel at a minimum of $8.27 per share.

     At the annual meeting, the shareholders are being asked to approve the 2002 Key Employees' Stock Plan and the reservation of shares for issuance thereunder for the purpose of qualifying such shares for special tax treatment under Sections 421 and 422 of the Internal Revenue Code, as amended (the "Code").

SUMMARY OF THE PLAN

     General. The purpose of the 2002 Key Employees' Stock Plan is to encourage ownership in the Company by key personnel whose long-term employment is essential to the Company's continued progress. Options granted under the 2002 Key Employees' Stock Plan may be either "incentive stock options" within the meaning of Section 422 of the Code, or non-statutory stock options.

     Administration. The 2002 Key Employees' Stock Plan may generally be administered by the Compensation Committee.

     Eligibility. Only the officers and key employees of the Company or a subsidiary designated by the Compensation Committee will be eligible to receive options.

     Exercise Price. The Compensation Committee determines the exercise price of the options at the time the options are granted. The exercise price per share for all options granted under the 2002 Key Employees' Stock Plan will be the price determined from time to time by the Compensation Committee, but shall not be less than the fair market value of the common stock on the date of grant. The fair market value of the common stock is generally determined by the Compensation Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Compensation Committee deems appropriate. No option may be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect would be to reduce the exercise price of such option (except in connection with a change in the Company's capitalization).

     Exercise of Option; Form of Consideration. The Compensation Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2002 Key Employees' Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of the Company (with some restrictions), or any combination thereof.

     Term of Option. The term of option may be no more than 10 years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee's employment with the Company and subsidiaries terminates for any reason (other than as described below), then all options held by the optionee under the 2002 Key Employees' Stock Plan generally will terminate three months from the optionee's termination of employment.

     For Cause Termination. If an optionee's employment is terminated "for cause", all unexercised options will terminate on the date the optionee receives notice of such termination.

     Death or Disability. If an optionee's employment terminates as a result of the optionee's death, then all unvested options will immediately vest and all options may be exercised for one year following the optionee's death. If an optionee's employment or consulting relationship terminates as a result of the optionee's disability, then all unvested options will immediately vest and the optionee may exercise the option within one year of the date of such disability, provided that no option may be exercised after the expiration of its term.

     Divestiture. If an employee ceases to be a participant because of a divestiture by the Company, as determined by the Compensation Committee, the Compensation Committee will have the sole discretion to accelerate the vesting of outstanding options and determine the time period for exercise.

     Nontransferability of Options. Unless otherwise determined by the Compensation Committee, options granted under the 2002 Key Employees' Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee; except that non-statutory options may be transferred to and exercised by the optionee's spouse, child or grandchild.

     Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2002 Key Employees' Stock Plan, as may be determined by the Compensation Committee.

     Adjustments Upon Changes In Capitalization, Merger or Sale of Assets. In the event the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2002 Key Employees' Stock Plan, the number and class of shares of stock subject to any option or stock award outstanding under the 2002 Key Employee Stock Plan, and the exercise price of any such outstanding option.

     In the event of a change of control of the Company, the 2002 Key Employees' Stock Plan provides for assumption, substitution or adjustment of each outstanding option that is necessary for the options to have the same fair market value after the change in control as they had prior to the change in control. In addition, all outstanding options will become 100% vested upon a change in control.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the 2002 Key Employees' Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2002 Key Employees' Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option or award previously granted under the 2002 Key Employees' Stock Plan without the written consent of the awardee. Unless terminated earlier, the 2002 Key Employees' Stock Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

     New Plan Benefits. Because benefits under the 2002 Key Employee Stock Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2002 Key Employee Stock Plan is approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 20%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

     Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on share held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

     The foregoing is only a summary of the effect of federal income taxation upon optionee and the Company with respect to the grant and/or exercise of options and awards under the 2002 Key Employees' Stock Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable.

INCORPORATION BY REFERENCE

     The foregoing is only a summary of the 2002 Key Employees' Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.


          PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     Our Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2002 fiscal year and is soliciting your ratification of that selection.

     In their role as independent auditors, they report on our financial statements.

     A representative of Deloitte & Touche LLP may be present at the meeting. He or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Your ratification of our Board of Directors' selection of Deloitte & Touche LLP is not necessary because our Board of Directors has responsibility for selection of our independent auditors. However, the Board of

Directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

     Our Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as our independent auditor for 2002.

             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS OF THE COMPANY

WHO IS ON OUR BOARD OF DIRECTORS?

     The Directors, including nominees, and executive officers of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor.


NAME                     AGE  OFFICE AND BUSINESS EXPERIENCE
-------------------------------------------------------------------------------
Steven R. Abel..........  52  Chief Executive Officer since June 2000; Interim
                              President from June to October 2000; President and
                              CEO of Bank from July to October 2000; Chairman since August 1997; Director since March 1997 (term expires 2003); Chairman and Director of the Bank since June 1998, President and Treasurer from
                              March 1997 to August 1997; President and Owner of
                              Hoosier Appraisal Service, Inc. since March 2000;
                              licensed real estate appraiser since 1992;
                              co-owner of Shelby Travel since October 2000.

Lawrence T. Toombs......  57  President of Company President and Chief Executive
                              Officer of the Bank since October 2000: Director of Company and Bank since October 2000 (nominee); President of Pyramid Business Consultants, LLC from 1993 to 2000; Merchants National Bank and National City Bank Indiana from 1970 to 1992.

D. Warren Robison.......  36  Senior Vice President since September 1998;
                              Secretary since August 1997; Director since March 1997 (term expires 2004); Director of the Bank since June 1998; Vice President and Treasurer from August 1997 to June 1998; President and Sole Shareholder of Hoosier Appraisal Service, Inc. until March 2000; licensed real estate appraiser since 1992; President of Hale Abstract Company, Inc. since March 2000; Vice President of Hale Abstract Company, Inc. from July 1992 to March 2000.

Wendell L. Bernard......  57  Director since June 1998 (term expires 2003);
                              Director of the Bank since June 1998; Owner and operator of Bernard Realty, Inc. located in Shelbyville, Indiana; Director and Vice President of Finance of Williams Industries, Inc., a manufacturing company until 1997.

NAME                     AGE  OFFICE AND BUSINESS EXPERIENCE

Peter G. DePrez.........  54  Director since May 1999 (nominee); Director of the
                              Bank since January 1999; Attorney; Advisory Board Member of National City Bank (Shelby County) until 1998; Director and Officer of Shelbyville Newspapers, Inc. until 1999.

Ralph W. Van Natta......  72  Director since June 1998 (term expires 2004);
                              Director of the Bank since June 1998; Owner and operator of Shelby Travel Center located in Shelbyville, Indiana until 2000.

Michael J. Vaught.......  54  Director since May 2001(term expires 2004);
                              Director of the Bank since 2000, President of Economy Oil Corporation, Vaught Oil Company and Eastside Express Car Wash since 1984; Treasurer of the Blue River Foundation; Trustee of Shelbyville Central School Board; Director of the W.S. Major Hospital Foundation since 1966; Advisory Board Member of National City Bank (Shelby County) until 1998.

     Board Committees and Meeting Attendance. The Board of Directors has four committees, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.


                                       COMMITTEE MEMBERSHIP AND MEETINGS HELD

                    NAME                     EXECUTIVE          AUDIT         COMPENSATION        NOMINATING
     --------------------------------------------------------------------------------------------------------
     Steven R. Abel...................           *                                                     *
     Lawrence T. Toombs...............           /
     Wendell L. Bernard...............                            *
     Peter G. DePrez..................                                             /
     D. Warren Robison................           /                /                *                   /
     Ralph W. Van Natta...............                            /                /
     Michael J. Vaught................                                                                 /
     No. of Meetings in Fiscal
     2001**...........................            2               12                5                   1

------------------------------

  /      Member
  *      Chairperson
  ** The Board held 25 meetings in 2001. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

Executive Committee

     - When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

Audit Committee

     - Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

     - Reviews the Company's accounting policies and the objectivity of its financial reporting.

     - Considers annually the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

     - Receives reports from the internal auditors and reviews the scope of the internal audit program.

     - Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

Compensation Committee

-    Establishes executive compensation policies and programs.

-    Establishes the base salaries for executive officers.

- Reviews the Company's management development and succession planning policies.

-    Administers the Company's stock option plans and employee bonus plan.

Nominating Committee

- Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

- Considers as nominees for director qualified persons recommended by directors, management and shareholders. The Nominating Committee also considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

HOW IS OUR BOARD OF DIRECTORS PAID?

     A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees other than his normal salary. Non-employee directors may receive:

     -    $1,200 attendance fee per month,
     -    $300 for chairing a committee,
     - $16,657.13 total amount of Health, Life and Disability insurance premiums paid for directors Abel, Bernard and DePrez and Life and Disability insurance premiums paid for director Robison, and
     -    grant of nonqualified stock options.

     The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which currently provides for the grant of nonqualified stock options to those individuals who serve as Directors of the Company or any of its subsidiaries, including the Bank (the "2000 Directors' Stock Option Plan"). Nonqualified stock options were granted to Directors previously under the 1997 Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan").

     The 2000 Directors' Stock Option Plan provides for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $8.27 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, a total of 62,400 shares of common stock are reserved for issuance under the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, options for 5,750 shares of common stock are outstanding under the 2000 Directors' Stock Option Plan. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No option will be granted under the 2000 Directors' Stock Option Plan after March 27, 2010. In the future, an individual will become eligible to receive grants of options under the 2000 Directors' Stock Option Plan upon his election to a qualifying board of directors but will not receive additional options because he is a member of more than one such board.

     The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. A total of 100,000 shares of common stock were reserved for issuance under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, options for 87,000 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No additional options will be granted under the 1997 Directors' Stock Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

WHO ARE OUR EXECUTIVE OFFICERS?


NAME                    AGE    OFFICE AND BUSINESS EXPERIENCE
-------------------------------------------------------------------------------

Steven R. Abel.......   52     See Mr. Abel's biography on page 9.
Lawrence T. Toombs...   57     See Mr. Toombs' biography  on page 9.
D. Warren Robison....   36     See Mr. Robison's biography on page 9.
Bradley A. Long......   38     Vice President and Chief Financial Officer since
                               March 1998; Vice President of First of America
                               Bank Corporation's Bankcard Division in
                               Kalamazoo, Michigan from March 1997 to February
                               1998; First of America's Vice President-Financial
                               Analysis Manager from April 1994 to March 1997.


HOW ARE OUR EXECUTIVE OFFICERS PAID?

         Summary Compensation Table

                                                                                  SHARES
                                                                                 UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR          SALARY         BONUS       OPTIONS      COMPENSATION
-------------------------------------------------------------------------------------------------------------
Steven R. Abel,                          2001      $ 15,865.41(1)      -0-          -0-        $33,119.61(3)
Chairman and                             2000        44,800.00(5)      -0-          -0-         17,112.11(7)
Chief Executive Officer                  1999          -0-             -0-          -0-         24,293.19(9)

Lawrence T. Toombs,                      2001      $100,000.00(2)      -0-          -0-        $12,649.15(4)
President                                2000        34,037.90(6)      -0-         15,000       35,115.00(8)
                                         1999        71,615.27(10)     -0-          3,000(12)   22,888.51(11)


-----------------------------

Notes to Summary Compensation Table:

     These were our most highly paid executive officers in 2001. These officers are referred to in this proxy statement as our "Named Executive Officers."

(1) Mr. Abel received a salary as Chairman of the Board from January 1, 2001 through March 9, 2001.
(2) Mr. Toombs' annual salary in 2001 as President was $100,000 beginning on January 1, 2001.
(3)  Includes $27,125 in directors fees and $5,994.61 in insurance premiums.
(4)  Includes insurance premiums and 401(k) employer matching contributions.
(5) The Board of Directors appointed Mr. Abel to assume the duties of President and Chief Executive Officer on June 28, 2000 pending the results of an internal investigation involving the former President and CEO; Robert C. Reed. On July 25, 2000, the Board of Directors appointed Mr. Abel Acting President and Chief Executive Officer following the termination of Mr. Reed's employment. Mr. Abel's annual salary in 2000 was $91,000 beginning on June 27, 2000.
(6) Mr. Toombs was the Executive Vice President until February 16, 2000 when he voluntarily resigned his position. Mr. Toombs was hired on July 21, 2000 as a consultant following the termination of Mr.

     Reed's employment. On September 26, 2000, the Board of Directors appointed Mr. Toombs as President. Mr. Toombs' annual salary in 2000 as President was $100,000 beginning on October 2, 2000.
(7) Includes $10,500 received by Mr. Abel in directors fees as the Chairman and as a director of the Company. Beginning on August 1, 2000, Mr. Abel did not receive any directors fees as the Chairman and as a director of the Company as he was receiving a salary as the acting CEO of the bank.
(8) Includes $13,762 in severance pay, and $21,353 received by Mr. Toombs as a consultant to the Company.
(9)  Includes $18,000 in Directors Fees and $6,293.19 in insurance premiums.
(10) Mr. Toombs was hired as Executive Vice President of the Company in March of 1999.
(11) Includes $16,781.35 in consultation fees performed prior to his being hired as a full time employee in March, $4,825.23 in insurance premiums and $1,281.93 in employer matching 401(k) contributions.
(12) Mr. Toombs was awarded 3000 options however these lapsed when he resigned in February 2000.


     None of the Named Executive Officers exercised any options during 2001.

Aggregate Option Exercises in 2001 and Year-End Option Values


                                                                                 Value of Unexercised
                         Shares                  Number of Unexercised          In-the-Money Options at
                        Acquired                      Options at                 December 31, 2001 (1)
                           on       Value          December 31, 2001          ---------------------------
           Name         Exercise   Realized   Exercisable   Unexercisable     Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------
       Steven R. Abel     -0-         -0-       21,920          5,480             $ 0           $ 0
   Lawrence T. Toombs     -0-         -0-       15,000           -0-              $ 0           $ 0


(1) Value per share is calculated by subtracting the exercise price from the closing price of $4.18per Share on December 31, 2001 as reported on the NASDAQ SmallCap Market.

     Employment Arrangement with Named Executive Officer. The Board of Directors of the Company has approved an at-will employment arrangement with its President, Lawrence T. Toombs. Mr. Toombs employment may be terminated by the Company or Mr. Toombs at any time. Mr. Toombs receives a salary of $100,000, which salary is subject to increases approved by the Board of Directors. Mr. Toombs is entitled to participate in other fringe benefits and benefit plans available to the Company's employees.

     Change In Control Agreement With Named Executive Officer. The Board of Directors has also approved a change in control agreement with Mr. Toombs, which provides that Mr. Toombs will be provided with a two year employment term following a change in control. This agreement will not be effective until a change in control of the Company occurs. Following a change in control, Mr. Toombs will receive a minimum salary of $100,000 during the term of his employment, which salary will be subject to increases approved by the Board of Directors. The change in control agreement also provides among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Toombs could terminate his employment upon three months written notice to the Company if his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Toombs if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreement). If Mr. Toombs terminates his employment as described in the change in control agreement, Mr. Toombs will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Toombs employment due to a disability, Mr. Toombs will continue to receive his salary for the remainder of the term of the change in control agreement. If the Company terminates Mr. Toombs employment "for cause" (as defined in the change in control agreement), Mr. Toombs will not receive any additional payments following the date of his termination. If Mr. Toombs' employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreement also contains non-disclosure, non-solicitation and non-competition restrictions.

     2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2000 Employee Stock Option Plan"). The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the greater of $8.27 per share or the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     As of this proxy statement, a total of 87,700 shares of common stock have been reserved for issuance under the Employee Stock Option Plan. As of the date of this proxy statement, options for 15,350 shares of common stock are outstanding under the 2000 Employee Stock Option Plan.

     1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

     Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 7,000 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

     Employee Stock Purchase Plan. The Blue River Bancshares, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") provides employees of the Company and its designated subsidiaries with an opportunity to purchase Company common stock. Under the Employee Stock Purchase Plan, all regular employees of the Company for 90 or more continuous days are eligible participants on the next plan entry date. An employee who has satisfied this eligibility requirement may participate in the Employee Stock Purchase Plan by authorizing payroll deductions may not exceed 10% of an employee's compensation for the period during which the Company makes each offer to purchase under the Employee Stock Option Plan.

     Each employee who has elected to participate is automatically granted an option to purchase shares of common stock beginning on his or her plan entry date. The shares of common stock may be purchased under the Employee Stock Purchase Plan at a price not less than 90% of the fair market value of the common stock on the last trading day of the purchase period.

     Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of
Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined) subject to an annual dollar limitation under the Code (currently $11,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

     The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:
                                           PERCENTAGE VESTED
                   YEARS OF SERVICE           AND PAYABLE
        ----------------------------------------------------
        Less than 1....................            0%
        1..............................           20%
        2..............................           40%
        3..............................           60%
        4..............................           80%
        5 or more......................          100%

     Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated will have banking and other transactions with the Company and the Bank in the ordinary course of business. It is the Bank's policy that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. Applicable law and Bank policy generally require that transactions between the Company or the Bank, and any officer, director, principal shareholder or other affiliate of the Company or the Bank will be on terms no less favorable to the Company or the Bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

     The following table illustrates the expense of products and services provided to the Company in 2001 from businesses with ownership interests by directors or executive officers.


Director or                                            Expense paid           Service or
Executive Officer       Company                       by the Company       Product Provided
-------------------------------------------------------------------------------------------
Peter G. DePrez         Brown Linder & DePrez           $18,968.41               Legal
D. Warren Robison       Hale Abstract Company             2,323.00               Title
Steven R. Abel          Hoosier Appraisal Services        7,450.00             Appraisal
Steven R. Abel          Shelby Travel Center              1,337.70               Travel
Michael J. Vaught       Vaught Oil Company                1,661.43                Fuel

     The Company and Messrs. Abel and Robison (collectively, the "Founders") are parties to a tax indemnification agreement relating to their respective income tax liabilities associated with the Company. Subject to certain limitations, this tax indemnification agreement generally provides that the Founders, as shareholders of the Company prior to its initial public offering, are indemnified by the Company, and the Company is indemnified by the Founders, with respect to certain federal and state income taxes (plus interest and penalties) shifted between the Founders, on the one hand, and the Company, on the other hand, for taxable years ending either before or after the closing of the offering as a result of adjustments to tax returns of the Founders and the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

     The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     Our Compensation Committee is comprised of three directors, one is an officer of the Company, but is not compensated as such. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report.

WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

     The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

     Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2000 Key Employees' Stock Option Plan.

     The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

     Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

     Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

     2001 Compensation of Chief Executive Officer. The compensation for the Chief Executive Officer recommended to the Board of Directors was based upon a number of factors and criteria. These include the procedure for determining base salary ranges, actual salaries within ranges, annual bonus and long-term incentive awards described earlier in this report.

     For 2001, the Board of Directors voted against awarding an annual bonus to the executive officers of the Company.

     Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 2000 Key Employees' Stock Option Plan was approved by the Company's shareholders and was designed to meet the requirements of Section 162(m) with respect to the stock option deductibility cap.

This Report by:

D. Warren Robison, Chairman
Ralph W. Van Natta
Peter G. DePrez

REPORT OF THE AUDIT COMMITTEE

WHY ARE WE RECEIVING THIS REPORT?

     This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on May 23, 2000.

WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

     The Audit Committee is comprised of three members of the Board of Directors of the Company. Two of the members of the Audit Committee are independent (as defined in the Company's listing requirements) from management and the Company. One member also serves as Secretary and Senior Vice President of the Company but has no active participation in the day-to-day operations of the Company.

HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2001 and the footnotes thereto with management and the independent auditors. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 relating to the independence of the auditors from the Company.

     The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of and the letter from the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board No. 1, Independence Discussions with Audit Committees. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Deloitte & Touche LLP (as described below) were compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001 to be filed with the Commission.

WHAT ARE THE AUDITOR FEES FOR 2001?

     Audit fees. The Company paid Deloitte & Touche LLP fees for audit work during the year in the amount of $122,079.00.

     Financial Information Systems Design and Implementation. The Company did not incur any expenses for information technology consulting services.

     All other fees. The Company paid Deloitte & Touch LLP $43,426.00 for non-audit related work during the year.

This Report by:

Wendell L. Bernard, Chairman
D. Warren Robison
Ralph W. Van Natta

SECURITIES OWNERSHIP OF MANAGEMENT

HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

     The following table shows the number of shares of common stock owned by each director and Named Executive, and by the directors and all of the Company's executive officers as a group. The table shows ownership as of March 15, 2002.

---------------------------------------------------------------------------------
                                                                      Percent of
                                     Number of Shares     Right to    Outstanding
               Name                     Owned(1)          Acquire(2)   Shares(3)
---------------------------------------------------------------------------------
Steven R. Abel(4)                       16,823             21,920        2.50%
---------------------------------------------------------------------------------
Lawrence T. Toombs(8)                   20,934             15,000        2.32%
---------------------------------------------------------------------------------
Wendell L. Bernard(7)                   10,500              1,920         .80%
---------------------------------------------------------------------------------
Peter G. DePrez                         13,500                400         .90%
---------------------------------------------------------------------------------
D. Warren Robison(5)                    11,852             21,920        2.18%
---------------------------------------------------------------------------------
Ralph W. Van Natta(6)                    1,116              1,920         .20%
---------------------------------------------------------------------------------
Michael J. Vaught                        4,000                300         .28%
---------------------------------------------------------------------------------
Directors and Executive Officers        83,150             63,380        9.45%
as a group (8 persons including
those listed above)
---------------------------------------------------------------------------------

(1)  Includes shares for which the named person:

   -      has sole voting and investment power, or
   -      has shared voting and investment power with a spouse.
     Excludes shares that:
   -      are restricted stock holdings, or
   -      may be acquired through stock option exercises.
(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.
(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired.
(4) Mr. Abel holds 1,000 shares jointly with his spouse. Mr. Abel's spouse holds 5,198 shares individually.
(5) Mr. Robison holds 4,160 shares jointly with his spouse. Mr. Robison's spouse holds 2,101 shares individually.
(6)  Mr. Van Natta holds 697 shares jointly with his spouse.
(7) Mr. Bernard holds 4,500 shares jointly with his spouse. Mr. Bernard holds 6,000 shares in the name of Bernard Realty Inc.
(8)  Mr. Toombs holds 11,800 shares jointly with his spouse.

     Section 16(a) -- Beneficial Ownership Reporting Compliance. Based on our records, we believe that during 2001 our directors and executive officers complied with all Securities and Exchange Commission filing requirements applicable to them.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 15, 2002 to the knowledge of the Company, no shareholder or affiliated group of shareholders owns of record or beneficially more than 5% of the Company's common stock outstanding on that date.

                                    GLOSSARY


Bank.....................................    Shelby County Bank, a wholly-owned
                                             Subsidiary of the Company.

Board or Board of Directors..............    Board of Directors of Blue River
                                             Bancshares, Inc.

Common Stock or Stock or Shares..........    Blue River Bancshares, Inc.
                                             Common Stock.

Named Executive..........................    The Company's Chief Executive
                                             Officer and the President.

Proxies..................................    Wendell L. Bernard and Michael
                                             J. Vaught
Securities and Exchange Commission
or SEC or Commission.....................    The United States Securities and
                                             Exchange Commission.

Company..................................    Blue River Bancshares, Inc.

                                   APPENDIX A
                      2002 KEY EMPLOYEES' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.

     1. Purpose. The 2002 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interest of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph
21) by encouraging their officers and key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue the association with the Company and its Subsidiaries of such officers and key employees by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the granting of (i) incentive stock options ("ISO's") and (ii) nonqualified stock options ("NSO's").

     2.   Administration.

          (a) The Plan shall be administered by a Committee appointed by the Board of Directors of the Company (the "Committee"). No director who is also an officer or key employee of the Company or any of its Subsidiaries shall be eligible to serve as a member of the Committee. The decision of a majority of the members of the Committee shall constitute the decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized (i) to grant ISO's and NSO's; (ii) to determine the employees to be granted ISO's and NSO's;
(iii) to determine the option period, the option price and the number of shares subject to each option; (iv) to determine the time or times at which options will be granted; (v) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (vi) to determine other conditions and limitations, if any, applicable to the exercise of each option; and (vii) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any optionee upon exercise of an option, and the nature of the events, if any, and the duration of the period, in which any optionee's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee shall deem advisable in order that each ISO shall constitute an "Incentive Stock Option" within the meaning of
Section 422 of the Internal Revenue Code, as amended (the "Code").

          (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations shall be final and conclusive.

          (c) The Committee shall also determine, in its sole discretion, with respect to each employee, whether such options shall be ISO's or NSO's, or any combination thereof; and whether any employee shall be given discretion to determine whether any options granted to him shall be ISO's or NSO's or any combination thereof.

          (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee.

     3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 14, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred and three thousand shares less the number of shares that may be or have been purchased pursuant to an option granted under the 1997 Key Employees' Stock Option Plan of Blue River Bancshares,

Inc. (the "1997 Plan") or the 2000 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "2000 Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan, the 1997 Plan or the 2000 Plan may be made subject to further options under this Plan.

     4. Eligibility. Officers and key employees of the Company or of any of its Subsidiaries, as selected by the Committee, shall be eligible to receive grants of ISO's and NSO's under the Plan.

     5.   Option Price.

          (a) The option price per share of stock under each ISO shall be determined by the Committee in its sole discretion; provided, however, that the option price per share shall not be less than one hundred percent of the Fair Market Value of the share on the date on which the option is granted. As to officers and key employees who, at the time an ISO is granted, own, within the meaning of Section 425(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary ("Shareholder-Employees"), the purchase price per share of stock under each ISO shall be not less than one hundred ten percent of the Fair Market Value of the stock on the date on which the option is granted.

          (b) The option price per share of stock under each NSO shall be determined by the Committee in its sole discretion; provided, however, the option price per share shall not be less than one hundred percent of the Fair Market Value of the share on the date on which the option is granted.

          (c) For all purposes of the Plan, the term "Fair Market Value" shall mean the value determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the Fair Market Value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

     6. Option Period. No option period shall exceed ten years, and the option period with respect to ISO's granted to Shareholder-Employees shall not exceed five years.

     7. Vesting and Exercise of Options. All options granted under the Plan shall vest, and thereby become exercisable, at such time or times as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which the option shall vest.

     8. Special Calendar Year Limitation on Shares Subject to ISO's. The aggregate Fair Market Value (determined at the time of the grant of the ISO's) of the stock with respect to which ISO's are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of Incentive Stock Options of the Company or any of its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000.00).

     9. Sequence of Exercising Incentive Stock Options. Any ISO granted to an employee pursuant to the Plan shall be exercisable even if there are outstanding previously granted but unexercised ISO's with respect to such employee.

     10.  Early Termination of Option.

          (a) Termination of Employment. All rights to exercise an option shall terminate three months from the optionee's termination of employment unless such termination is For Cause (as defined in subparagraph (b)), or is on account of the Permanent and Total Disability or death of the optionee (but in no event later than the date the option expires pursuant to its terms). Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment for purposes of this Plan. The Committee shall have the authority to determine in each case whether a leave of absence, including a leave for military or government service shall be deemed a termination of employment for purposes of this Plan.

          (b) For Cause Termination. If an optionee's employment is terminated For Cause, no previously unexercised option granted hereunder may be exercised. Rather, all unexercised options shall terminate effective on the date the optionee receives notice of his termination For Cause. As used in this Plan, "For Cause" shall be defined as (i) the willful and continued failure of an optionee to perform his required duties as an officer or employee of the Company or any Subsidiary, (ii) action by an optionee involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of an optionee, (iv) conviction of an optionee of the commission of any criminal offense involving dishonesty or breach of trust, or
(v) any intentional breach by an optionee of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the optionee and the Company or any Subsidiary.

          (c) Permanent and Total Disability or Death of Optionee. If an optionee's employment terminates due to Permanent and Total Disability or death, his option shall terminate one year after termination of his employment due to his Permanent and Total Disability or death (but in no event later than the date the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact or personal representative, as the case may be, may exercise the option in full. As used herein, "Permanent and Total Disability" shall have the meaning ascribed to such term by Section 22(e)(3) of the Code.

          (d) Change in Control or Death or Disability of Optionee. In the event of a Change in Control of the Company (as defined in paragraph 21) or upon the death or Permanent and Total Disability of the optionee, the options covered by such agreement may be exercised in full without regard to any restrictions on the vesting of such options contained in the option agreement between the Company and the optionee.

     11. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made either (a) in cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the option in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made, and an optionee shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the optionee and the Company.

     12.  Income and Employment Tax Withholding.

          (a) Payment by Optionee. The optionee shall be solely responsible for paying to the Company all required federal, state, city and local taxes applicable to his (i) exercise of an NSO under the Plan and (ii) disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Code Section 422(a)(1).

          (b)  NSO Tax Withholding. Notwithstanding the provisions of subsection
(a), with respect to stock to be issued pursuant to the exercise of an NSO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the NSO by having the Company retain shares of stock which would otherwise be issued in connection with the exercise of the NSO or accept delivery from the optionee of shares of Company stock which have a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that retention or delivery.

          (c) ISO Disqualifying Disposition Tax Withholding. Notwithstanding the provisions of subsection (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Code Section 422(a)(1) by having the Company accept delivery from the optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

     13.  Nontransferability.

          (a) No option shall be transferable, except by the optionee's will or the laws of descent and distribution. During the optionee's lifetime, his options shall be exercisable (to the extent exercisable) only by him. The options and any rights and privileges pertaining thereto, shall not be transferred, assigned, pledged or hypothecated by the optionee in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

          (b) Notwithstanding the provisions of subsection (a), an optionee may transfer options granted under the Plan as NSO's to: (i) Immediate Family Members (as defined in paragraph 21); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"). An NSO that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

          (c) In the event that a optionee transfers NSOs to an Eligible Transferee under this paragraph 13, the NSO's transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the NSO's must be exercised) as the optionee or, in the event of the optionee's death, the executor or administrator of the optionee's estate, could have exercised such NSO's. The optionee, or in the event of the optionee's death, the optionee's estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an NSO by an Eligible Transferee.

     14.  Changes in Stock.

          (a) Subject to the provisions of paragraph 10(d), in the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any merger, consolidation, reorganization or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted but unexercised and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provisions of this paragraph 14(a), no adjustment shall be made which would operate to reduce the option price of any ISO below the Fair Market Value of the stock (determined at the time the option was granted) which is subject to an ISO.

          (b) Subject to the provisions of paragraph 10(d), in the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the plan and to each outstanding option, shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option, and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

     15. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

     16. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, each optionee in the stock option agreement between the Company and the optionee shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

     17. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan or, without the approval of the stockholders of the Company, make any alteration which would: (a) increase the aggregate number of shares subject to options under the Plan, except as provided in paragraphs 10(c) and 14; (b) decrease the minimum option price, except as provided in paragraph 14; (c) withdraw administration of the Plan from the Committee or the Board of Directors; (d) extend the term of the plan or the maximum period during which any option may be exercised; (e) change the manner of determining the option price; (f) change the class of individuals eligible for options under the Plan; or (g) without the consent of the holder of the option, alter or impair any option previously granted under the Plan.

     18. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

     19. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of common stock of the Company. Options may be granted under the Plan for a period of ten years commencing March 26, 2002, the date on which the Board of Directors approved the Plan; provided, however, that no option may be exercised until the Plan has been approved by the shareholders of the Company, as provided in the first sentence of this paragraph
19. No options shall be granted after March 25, 2012. Upon such date, the Plan shall expire except as to outstanding options and which options and rights shall remain in effect until they have been exercised or terminated or have expired. ISO's must be granted within ten years of the date the Plan is adopted by the Board of Directors or approved by the shareholders of the Company, whichever is earlier.

     20. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, shall be controlling in all matters relating to the Plan.

     21.  Miscellaneous.

          (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any Committee of the Board of Directors, the term "Board of Directors" shall also mean such Committee.

          (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

          (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent of the common stock of the Company or any Subsidiary; (iv) during any period of two consecutive years during the term of the Plan specified in paragraph 19, individuals who at the date of the adoption of the Plan constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or
(v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

          (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchildren of an optionee.

                                  BLUE RIVER BANCSHARES, INC.

DATED: March 26, 2002             By:  /s/ Lawrence T. Toombs
                                     --------------------------
                                           Lawrence T. Toombs
                                  Its: President
ATTEST:

/s/ D. Warren Robison
----------------------
D. Warren Robison
Its: Secretary

PROXY                     BLUE RIVER BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 7, 2002
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Wendell L. Bernard and Michael J. Vaught, or either of them, as proxies of the undersigned, each with full power of substitution and resubstitution, to represent and to vote all of the shares of common stock of Blue River Bancshares, Inc. which the undersigned beneficially holds of record on March 15, 2002 and would be entitled to vote at the annual meeting of shareholders of Blue River, to be held at the Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, on May 7, 2002, at 11:00 a.m., local time, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present, on the matters set forth below.
1. The election as directors of Peter G. DePrez and Lawrence T. Toombs, each for a three year term.
                                     [ ] FOR   [ ] WITHHOLD   [ ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For
             All Except" and write that nominee's name in the space provided below.

    ----------------------------------------------------------------------------
2. Approval of 2002 Key Employees' Stock Option Plan
                                             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
3. Ratification of the appointment of Deloitte & Touche LLP as auditors for the fiscal year 2002.
                                             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
4. In their discretion, on such other matters as may properly come before the annual meeting.
                          PLEASE SIGN ON REVERSE SIDE

                          (CONTINUED FROM OTHER SIDE)
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, APPROVAL OF THE 2002 KEY EMPLOYEES' STOCK OPTION PLAN AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE FISCAL YEAR 2002. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                               DATED: ,2002

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               Please sign exactly as your name
                                               appears on your stock certificate
                                               and on the label placed to the
                                               left. Joint owners should each
                                               sign personally. Trustees,
                                               guardians, executors and others
                                               signing in a representative
                                               capacity should indicate the
                                               capacity in which they sign.